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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Charles N. Blitzer and William C. Brown, and each of them, his true and lawful attorneys- in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of MGI PHARMA, INC., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereto.


         Signature                           Title                       Date


/s/ Charles N. Blitzer             President, Chief Executive       May 9, 2000
---------------------------------  Officer and Director
Charles N. Blitzer                 (principal executive officer)

                                   Chief Financial Officer
/s/ William C. Brown               (principal executive officer)    May 9, 2000
---------------------------------
William C. Brown

/s/ Andrew J. Ferrara              Director                         May 9, 2000
---------------------------------
Andrew J. Ferrara

/s/ Joseph S. Frelinghuysen        Director                         May 9, 2000
---------------------------------
Joseph S. Frelinghuysen

/s/ Michael E. Hanson              Director                         May 9, 2000
---------------------------------
Michael E. Hanson

/s/ Hugh E. Miller                 Director                         May 9, 2000
---------------------------------
Hugh E. Miller

                                   Director
---------------------------------
Timothy G. Rothwell

/s/ Lee J. Schroeder               Director                         May 9, 2000
---------------------------------
Lee J. Schroeder

/s/ Arthur L. Weaver M.D.          Director                         May 9, 2000
---------------------------------
Arthur L. Weaver M.D